UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

THE ARBITRAGE FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE ARBITRAGE FUNDS
41 Madison Avenue, 42nd Floor
New York, New York 10010

Dear shareholder:

You are cordially invited to attend the special meeting of shareholders (the “Meeting”) of The Arbitrage Funds (the “Trust”) to be held on Tuesday, February 2, 2016 at 1:00 p.m., Eastern time, at 1177 Avenue of the Americas, 41st Floor, New York, New York 10036.

At the Meeting, shareholders will be asked to vote on the election of seven Trustees of the Trust and such other matters as may properly come before the Meeting. Four of the seven Trustee candidates currently serve on the Board of the Trust.

Whether or not you plan to be present at the Meeting, your vote is needed. You may choose one of the following options to vote:

Mail:	Complete, sign and return the enclosed proxy card(s) promptly in the postage-paid envelope.
Internet:	Access the website shown on your proxy card(s) and follow the online instructions.
Telephone:	Call the toll-free number shown on your proxy card(s).
In person:	Attend the Meeting on February 2, 2016.

Your prompt response will help reduce proxy costs — which are paid by the Trust and its shareholders — and will also mean that you can avoid receiving follow-up phone calls, emails or mailings.

We hope you will attend the Meeting or cast your vote as soon as possible so your shares may be voted at the Meeting. If you have any questions, please call 1-800-560-8210.

Sincerely yours,

John S. Orrico
President

YOUR VOTE IS IMPORTANT — PLEASE CAST YOUR VOTE PROMPTLY

THE ARBITRAGE FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, FEBRUARY 2, 2016

To the shareholders of The Arbitrage Funds:

A special meeting of shareholders (the “Meeting”) of The Arbitrage Funds (the “Trust”) will be held on Tuesday, February 2, 2016 at 1:00 p.m. Eastern time, at 1177 Avenue of the Americas, 41st Floor, New York, New York 10036.

The Meeting will be held for the following purposes:

(1)	To elect John C. Alvarado, Stephen R. Byers, Jay N. Goldberg, Robert P. Herrmann, Burton Lehman, John S. Orrico, and Francis X. Tracy as Trustees of the Trust; and
(2)	To consider and act upon any other matters which may properly come before the Meeting and any adjourned or postponed session thereof.

The proposal referred to above (the “Proposal”) is discussed in the Proxy Statement attached to this Notice. Only shareholders of record at the close of business on Wednesday, December 2, 2015, the record date set for the Meeting by the Board of Trustees, have the right to notice of and the right to vote at the Meeting or any adjournment or postponement thereof. To attend the Meeting in person, you will need proof of ownership of the shares of the Trust, such as (i) the enclosed proxy card(s), or a copy thereof or (ii) if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Trust.

The Arbitrage Funds Board of Trustees unanimously recommends that you vote in favor of this Proposal.

By Order of the Board of Trustees
of The Arbitrage Funds:

Jennifer Avicolli
Secretary

December 24, 2015
New York, New York

IMPORTANT

Shareholders can help the Board of Trustees of the Trust avoid additional expense to the Trust of further solicitations to obtain a quorum by promptly returning the enclosed proxy (or voting by other available means). The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Important Information to Help You Understand and Vote on the Proposal to Elect Trustees

The following questions and answers provide an overview of the matter on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about the Proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	What is being proposed?
A.	It is proposed that shareholders vote to elect to the Board of Trustees four of the Trust’s current Trustees and three new candidates for Trustee, each of whom has been nominated by the Nominating Committee of the Board of Trustees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

Q.	Why are you sending me this information?
A.	You are receiving the Proxy Statement and proxy card(s) because you own shares of one or more of the Arbitrage Funds (each, a “Fund” and collectively, the “Funds”) of the Trust and have the right to vote on the election of Trustees to the Board of Trustees.
Q.	Why am I being asked to elect Trustees?
A.	The shareholders of each Fund, and of the Trust as a whole, are being asked to elect the nominees to the Board of Trustees. Shareholders last elected Trustees to the Board of Trustees at a meeting held in October 2004.
Q.	How will this Proposal affect me as a shareholder?
A.	This Proposal will not result in any change in your Fund’s investment objective(s) or principal investment strategies or in the investment advisory fees it pays to the Trust’s investment adviser.
Q.	How do I cast my votes?
A.	You may vote by any of the following methods:

Mail:	Complete, sign and return the enclosed proxy card(s) promptly in the postage-paid envelope.
Internet:	Access the website shown on your proxy card(s) and follow the online instructions.
Telephone:	Call the toll-free number shown on your proxy card(s).
In person:	Attend the Meeting on February 2, 2016.

The time and place of the Meeting are described in the accompanying Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of a Fund, such as (i) the enclosed proxy card(s), or a copy thereof or (ii) if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of a Fund. Please note that if you hold your shares through a financial intermediary, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your financial intermediary and present it at the Meeting.

Q.	Why might I receive more than one proxy card?
A.	If you own shares of more than one Fund or own shares of a Fund in more than one account, you will receive a separate proxy card for each such Fund or account.

Q.	Can I change my vote if I change my mind after submitting my proxy card(s)?
A.	Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. Attending the Meeting in person will not automatically revoke your prior proxy.
Q.	Whom should I call for additional information about the Proxy Statement?
A.	If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call 1-800-560-8210.

THE ARBITRAGE FUNDS
41 Madison Avenue, 42nd Floor
New York, New York 10010

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of The Arbitrage Funds (the “Trust”) in connection with a special meeting (“Special Meeting”) of shareholders. The purpose of the Special Meeting is to elect Trustees of the Board. The Special Meeting will be held at 1177 Avenue of the Americas, 41st Floor, New York, New York 10036 on Wednesday, February 2, 2016 at 1:00 p.m. Eastern time. The Special Meeting and any adjournments or postponements thereof are referred to in this Proxy Statement as the “Meeting.”

It is expected that the solicitation of proxies will be primarily by mail. The Trust has retained Broadridge, Financial Solutions, Inc. to act as proxy solicitation firm. However, the Trust’s officers and persons associated with its investment adviser may also solicit proxies by telephone, internet, facsimile or personal interview. The Trust will bear the proxy solicitation costs with respect to the proposal described in this Proxy Statement (the “Proposal”). It is anticipated that the aggregate proxy costs will not exceed $185,000, plus printing costs.

The following table summarizes the Proposal to be voted on at the Meeting and indicates those shareholders that are being solicited.

Proposal	Shareholders Solicited
(1) To elect John C. Alvarado, Stephen R. Byers, Jay N. Goldberg, Robert P. Herrmann, Burton Lehman, John S. Orrico, and Francis X. Tracy as Trustees of the Trust.	The shareholders of each Fund of the Trust will vote together as a single class.

If you vote by mail, complete, date, sign and promptly return the enclosed proxy cards in the accompanying envelope. If the enclosed proxy cards are properly executed and returned prior to the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy cards or, if no instructions are marked on the proxy cards, the proxies will be voted FOR the Proposal as described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting. You may also vote by telephone or the internet as described on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be first mailed to shareholders on or about December 24, 2015. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Meeting, please call 1-800-560-8210 to obtain important information regarding your attendance at the Meeting, including directions.

Voting Information

All shareholders of the Trust at the close of business on December 2, 2015, the record date for the Meeting (the “Record Date”), will be entitled to notice of and to vote at the Meeting on the Proposal. On that date, the number of outstanding shares of each Fund and the total shares outstanding were as follows:

Table 1 — Number of Outstanding Shares

Fund	Number of Shares
The Arbitrage Fund	153,271,812.802
The Arbitrage Credit Opportunities Fund	6,765,107.480
The Arbitrage Event-Drive Fund	34,378,293.273
The Arbitrage Tactical Equity Fund	167,806.316
Total	194,583,019.871

Each whole share of the Funds shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

You can vote by any of the following methods:

Mail:	Complete, sign and return the enclosed proxy card(s) promptly in the postage-paid envelope.
Internet:	Access the website shown on your proxy card(s) and follow the online instructions.
Telephone:	Call the toll-free number shown on your proxy card(s).
In person:	Attend the Meeting on February 2, 2016.

Quorum

A quorum is constituted by the presence in person or by proxy of the holders of more than one-third of the outstanding shares entitled to vote at the Meeting. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

In the event that a quorum of the Trust for purposes of the Proposal is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments or postponements of the Meeting to permit the further solicitation of proxies. Any such adjournment or postponement will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.

Voting Requirement

Election of each nominee requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Trust as a whole. A “plurality of votes cast” means that those nominees receiving the seven highest numbers of affirmative votes cast, whether or not such votes constitute a majority, will be elected at the Meeting. All shares of the Trust vote together as a single class with respect to the Proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board may recommend unless a decision is made to reduce the number of Trustees. All shares represented by valid proxies will be voted in the election of Trustees for each nominee named above unless authority to vote for a particular nominee is withheld.

The Trust will furnish, without charge, additional copies of The Arbitrage Funds’ annual report to shareholders dated May 31, 2015 to any shareholder upon request. The annual and semi-annual reports to shareholders may be obtained by writing to the Funds’ transfer agent, DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri, 64121-9842, by calling 1-800-295-4488, or by visiting the Funds’ website, arbitragefunds.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON Tuesday, February 2, 2016: This Proxy Statement and the Notice of Special Meeting are available at www.proxyvote.com.

THE BOARD OF TRUSTEES OF THE ARBITRAGE FUNDS UNANIMOUSLY
RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE
PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

THE PROPOSAL: ELECTION OF TRUSTEES

Introduction

At the Meeting, shareholders of the Trust will be asked to consider the election of seven Board members who will constitute the entire Board. Four of the seven nominees are incumbent Trustees who are standing for re-election and all seven nominees have been nominated by the Nominating Committee. The Board is responsible for the management of the business and affairs of the Trust. A Trustee who is not deemed to be an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to as an “Independent Trustee.” A Trustee who is deemed to be an “interested person” of the Trust is referred to as an “Interested Trustee.”

The shareholders of each Fund of the Trust, and of the Trust as a whole, are being asked to elect the nominees to the Board. Shareholders last elected Trustees to the Board at a meeting held in October 2004. At a meeting held on August 20, 2015, the Nominating Committee recommended the nomination of each of the nominees to the Board. At that same meeting, the Board endorsed the nominations presented by the Nominating Committee and voted to present each of them to shareholders for election. The Board currently has no reason to believe that any nominee will become unavailable for election, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Nominating Committee and the Board may select.

Information About Nominees

The nominees (“Nominees”) include current Independent Trustees Messrs. Alvarado, Goldberg, and Herrmann, current Interested Trustee Mr. Orrico, and new Independent Trustee candidates Messrs. Byers, Lehman, and Tracy. Each of the Nominees is described below. If the Nominees are elected by shareholders, at least a majority of the Board’s members will continue to be Independent Trustees within the meaning of the 1940 Act.

The Board believes that each Nominee is qualified to serve as a Trustee of the Trust. The Board and Nominating Committee, which is responsible for nominating all Trustees, consider various criteria from time to time with respect to Trustee candidates. In general, the Board and Nominating Committee seek to balance diverse experience, skills, attributes and other factors, all of which enable the Board to function effectively and in the best interests of shareholders. Among other factors, the Board and Nominating Committee consider a Nominee’s education, professional training, standing in the community, public service, academic and professional positions, experience with other boards of public companies, non-profit work, evidence of leadership and similar attributes. The Board and Nominating Committee believe that diversity in backgrounds, experiences and views among Board members benefits the Trust. The Board and Nominating Committee consider this factor in evaluating Board composition, but have not adopted any specific policy in this regard. A Nominee’s commitment to participation in Board and committee meetings is also important.

In addition, each Nominee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board, and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. Information about each Nominee’s specific experience, skills, attributes and qualifications, which were considered by the Board, are set forth below.

Independent Trustee Nominees.

John C. Alvarado.  Serving as the managing director of an energy related boutique investment bank, Mr. Alvarado has honed his understanding of financial statements and the issues that confront businesses, and this allows him to bring to the Board valuable insights on how to address issues impacting the Funds. He is currently the Chairman and financial expert of the Audit Committee of the Board. Further, Mr. Alvarado’s diligent and thoughtful service as a Trustee of the Funds for over 11 years has provided him with a detailed understanding of the Trust.

Stephen R. Byers.  Mr. Byers has worked in the financial services industry for over 30 years with experience in finance, operations, and investment management. He has served as a trustee or director on multiple boards, including the Graduate School of Business at the College of William and Mary, a financial corporation, and an exchange-traded fund. Through these positions, Mr. Byers has gained an extensive knowledge and understanding of board oversight, director responsibilities, and fund governance.

Jay N. Goldberg.  As the general partner of a venture capital firm, Mr. Goldberg has gained a deep familiarity with the investment management industry and developed a deep understanding of the demands of operating a business and addressing the issues that confront businesses, which makes him a valuable resource to the Board. Further, Mr. Goldberg’s diligent and thoughtful service as a Trustee of the Funds for over 15 years has provided him with a detailed understanding of the Trust.

Robert P. Herrmann.  Mr. Herrmann’s extensive experience in the financial services industry, including his experience as the chief executive officer of a financial services industry data provider and his prior experience as the chief executive officer of two asset management firms, has provided him with a wealth of knowledge regarding mutual funds and the environment in which funds operate. This experience and the knowledge he has acquired about the investment management industry is valuable in helping the Funds address issues that they face, and he brings these assets to the Board in a relatable, effective way. Further, Mr. Herrmann’s diligent and thoughtful service as a Trustee of the Funds for over 3 years has provided him with a detailed understanding of the Trust.

Burton Lehman.  Mr. Lehman has served as an adviser to the Board for the past three years. He has extensive legal knowledge of the investment management industry, which he developed as an attorney for collective investment vehicles over many years. Mr. Lehman served as a director of public companies and has also counseled the boards of directors of many public and private corporations. In addition to his experience with the boards of various business entities, Mr. Lehman has served as a trustee of a number of educational and other not-for-profit organizations. Over the past three years, Mr. Lehman has been a valuable resource to the Board of Trustees of the Trust as it navigates the complex regulatory framework applicable to the Funds.

Francis X. Tracy.  Mr. Tracy was the President, Chief Financial Officer, Treasurer, and Secretary of a financial management company. During his tenure, he gained a deep understanding of operations, compliance, and risk management. Further, Mr. Tracy has extensive financial and investment management knowledge gained through his over 35 years of business experience and over 23 years of experience within the investment industry.

Interested Trustee Nominee.

John S. Orrico.  Mr. Orrico has been a Trustee of the Trust since inception and is Chief Investment Officer of the Adviser. He also serves as President and Chairman of the Board of the Trust. His experience and skills as a portfolio manager of The Arbitrage Fund, as well as his familiarity with the investment strategies utilized by the Adviser, led to the conclusion that he should serve as a Trustee.

Table 2 — Trustees

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
INDEPENDENT TRUSTEE NOMINEES
John C. Alvarado (Age 56)	Since December 2003	Trustee	Managing Director at Alvarado Energy Advisors LLC (“AEA”), a boutique investment banking firm providing financial advisory services to middle market energy companies (since 2014); Managing Director for The Seaport Group (2010 – 2014); Founder and Managing Member of Power Capital Partners, LLC, an energy related financial consulting firm (2000 – 2010).	None	4
Stephen R. Byers (Age 62)	N/A	Trustee Nominee	Independent Consultant (2014 – present)	Trustee (since 2011), Lead
				Independent Trustee (since February 2015) and Audit Committee Chair (2011 – 2015), Deutsche Bank db-X ETF Trust (34 portfolios); Independent Director and Audit Committee Chair (since 2012), Sierra Income Corporation; Trustee (2002 – 2011), The College of William and Mary, Graduate School of Business; Director, The Dreyfus Corporation; Director, Dreyfus Investment Advisors, Inc.; Director, Lighthouse Growth Advisors, LLC; Director, Founders Asset Management, LLC.	N/A
Jay N. Goldberg (Age 74)	Since May 2000	Trustee	General Partner of Hudson Ventures (venture capital firm).	Independent Trustee of Ramius Archview Credit & Distressed Fund and Ramius Archview Credit & Distressed Feeder Fund	4
Robert P. Herrmann (Age 53)	Since May 2012	Trustee	Executive Vice President, Global Asset & Wealth Management, Ipreo (2013 – present). Previously, Chairman & CEO of Discovery Data, a leading financial services industry data provider (2009 – 2013).	Independent Director of TD Asset Management (USA).	4
Burton Lehman (Age 74)	Since May 2012	Adviser to the Board and Trustee Nominee	Of Counsel for Schulte, Roth & Zabel LLP (2006 – present).	None	4 (as Adviser to the Board)
Francis X. Tracy (Age 57)	N/A	Trustee Nominee	President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999 – 2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010 – 2014)	N/A
INTERESTED TRUSTEE NOMINEE
John S. Orrico, CFA* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 55)	Since May 2000	President and Chairman of the Board of Trustees	Managing Member, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	4

*	John S. Orrico, as an affiliated person of the Adviser and as an officer of the Trust, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Each Nominee has consented to being named in this Proxy Statement and to serve if elected. Messrs. Alvarado, Goldberg, and Orrico were most recently elected Trustees of the Trust by shareholders on October 22, 2004. Mr. Herrmann was elected Trustee of the Trust at a regular meeting of the Board held on May 8, 2012. Mr. Lehman was appointed as an adviser to the Board at a regular meeting of the Board held on May 8, 2012.

Trustee Compensation

The Trustees of the Trust generally review their compensation yearly. The Trustees received the compensation set forth below for their service as Trustees during the fiscal year ended May 31, 2015. None of the executive officers (other than the Chief Compliance Officer) receive compensation from the Trust. For the fiscal year ended May 31, 2015, the Trustees who are not interested persons of the Funds received $40,000 per year for serving as Trustees, paid in quarterly installments of $10,000, as well as a per meeting fee of $2,500 for each quarterly meeting attended either telephonically or in person. Mr. Lehman received the same compensation from the Trust as the Independent Trustees.

The Trustees receive no additional compensation for serving on committees of the Board or for serving as a chairman to a committee or as Independent Lead Trustee. Beginning in fiscal year 2013 and continuing until such time as a Trustee holds a minimum investment in the Funds in the aggregate of $50,000, each Trustee receives compensation in the form of shares of the Funds.

The following table provides certain information about the fees paid by the Trust to the Trustees for services rendered during the fiscal year ended May 31, 2015:

Table 3 — Trustees Fees

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Interested Trustee:
John S. Orrico	None	None	None	None
Independent Trustees and Adviser to the Board:
Burtt R. Ehrlich*	$50,000	None	None	$50,000
Jay N. Goldberg	$50,000	None	None	$50,000
John C. Alvarado	$50,000	None	None	$50,000
Robert P. Herrmann	$50,000	None	None	$50,000
Burton Lehman**	$50,000	None	None	$50,000

*	Mr. Ehrlich served as a Trustee of the Trust until September 29, 2015.
**	The Board appointed Mr. Lehman as an adviser to the Board. As an adviser, Mr. Lehman attends meetings of the Board and acts as a non-voting participant.

The Trustees owned beneficial shares of the Funds as of December 31, 2014, unless otherwise noted, with values within the ranges indicated in the following chart:

Table 4 — Trustee Holdings

Name of Trustee	Fund	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee
Interested Trustee:
John S. Orrico	The Arbitrage Fund	Over $100,000	Over $100,000
	The Arbitrage Event-Driven Fund	Over $100,000
	The Arbitrage Credit Opportunities Fund	Over $100,000
Independent Trustees and Adviser to the Board:
Jay N. Goldberg	The Arbitrage Fund	Over $100,000	Over $100,000
John C. Alvarado	The Arbitrage Fund	$50,001 – $100,000	$50,001 – $100,000
	The Arbitrage Event-Driven Fund	$10,000 – $50,000
Robert P. Herrmann	The Arbitrage Fund	$10,001 – $50,000	Over $100,000
	The Arbitrage Event-Driven Fund	$50,001 – $100,000
Burton Lehman*	The Arbitrage Fund	$1 – $10,000	Over $100,000
	The Arbitrage Event-Driven Fund	Over $100,000

*	The Board appointed Mr. Lehman as an adviser to the Board. As an adviser, Mr. Lehman attends meetings of the Board and acts as a non-voting participant.

In May 2012, the Board adopted a policy that each Trustee, and the adviser to the Board, shall have a minimum investment in the Funds in the aggregate of $50,000. The Board adopted the policy because it believes that it is important to align Trustee and Fund shareholder interests by defining Fund ownership guidelines for Trustees. The policy contemplates that an Independent Trustee whose investment falls below the $50,000 minimum shall be deemed to be in compliance with such policy as long as the Independent Trustee does not redeem any shares of the Funds.

Based on information provided by the Trustees, as of December 31, 2014, no Independent Trustee or his immediate family members owned beneficially or of record any securities of the Adviser or Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities.

As of the Record Date, the Trustees and officers of the Trust as a group held approximately 14.65% of the Class R shares (288,160.203 shares) of The Arbitrage Credit Opportunities Fund, 8.73% the Class I shares (398,551.161 shares) of The Arbitrage Credit Opportunities Fund and 30.38% of the Class I shares (50,066.304 shares) of The Arbitrage Tactical Equity Fund. Other than the classes described above, the Trustees and officers of the Trust as a group held less than 1% of each class of each Fund as of the Record Date, and in the aggregate, held less than 1% of the total outstanding shares of the Funds.

Trust’s Officers

The officers of the Trust are elected annually by the Trustees of the Board. The following table sets forth certain information about the Trust’s officers.

Table 5 — Officers

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years
Executive Officers:
Jennifer Avicolli 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 42)	Since November 2013	Secretary, Anti-Money Laundering Officer, Chief Compliance Officer	General Counsel and Chief Compliance Officer, Water Island Capital (2012 – present); Cadogan Management (2011 – 2012).
William Keena 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 65)	Since November 2013	Assistant Treasurer, Assistant Secretary	Chief Administrative Officer (2010 – present), Consultant (2009 – 2010), Water Island Capital.
Jonathon Hickey 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 34)	Since November 2013	Treasurer	Director of Operations (2011 – present), Water Island Capital; Fund Accounting Manager (2004 – 2011), SEI.
Monique Labbe Foreside Management Services, LLC 10 High St. #302, Boston, MA 02110 (Age 41)	Since September 2015	Principal Financial Officer	Fund Financial Officer, Foreside Management Services, LLC* (2014 – present);
Principal/Assistant Vice President – Global Funds Management, State Street Global Advisors (2012 – 2014); Director/Assistant Vice President, State Street Corporation (2005 – 2012).

*	Foreside Fund Services provides chief financial officer services to the Trust under a CFO/Treasurer Agreement with the Trust. Ms. Labbe is not directly compensated by the Trust for her service as Chief Financial Officer of the Trust, but is compensated as an employee of Foreside Management Services, LLC.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

John Orrico serves as President and Chairman of the Board of the Trust. Mr. Goldberg serves as Independent Lead Trustee of the Board. In this capacity, Mr. Goldberg chairs executive sessions of the Independent Trustees, advises the officers of the Funds with respect to agenda and information needs relating to Board meetings, oversees the self-evaluation of the Board, monitors action items developed at Board meetings, serves as a liaison between the Independent Trustees and the officers of the Funds and the Adviser, and performs such other duties as the Board or the Independent Trustees may delegate. The Trust has appointed an Independent Lead Trustee to enhance its leadership structure. The Board believes its leadership structure is appropriate and effective.

Board Committees

The Board has an Audit Committee, which oversees the Funds’ accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are John C. Alvarado, Jay N. Goldberg and Robert P. Herrmann. Mr. Alvarado is the Chairman and financial expert of the Audit Committee. The Audit Committee held two meetings during the fiscal year ended May 31, 2015.

The Board has a Nominating Committee, which is generally responsible for recommending to the Board a slate of persons to be nominated for election as Trustees at any meeting of the shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board. The Nominating Committee is comprised of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser. The Nominating Committee is not currently accepting nominations of candidates recommended by shareholders because it believes that it is able to identify a sufficient number of candidates from its own resources. The members of the Nominating Committee are Robert P. Herrmann (Chair), Jay N. Goldberg and John C. Alvarado. The Nominating Committee met once formally during the fiscal year ended May 31, 2015 and held numerous informal conversations and meetings in connection with the nomination process.

The Board has not established a compensation committee or any committee performing similar functions. The Independent Trustees as a whole review Trustee compensation.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee and Fund officers and service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Trust has an Audit Committee consisting of the three Independent Trustees. The Audit Committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds.

Not all risks that may affect a Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or all of their effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of a Fund, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Required Vote and Recommendation

Election of Trustee Nominees requires a vote by a plurality of the votes cast at the Meeting by or on behalf of shareholders of the Trust as a whole, at which a quorum is present or represented by proxy.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
THE ELECTION OF EACH OF THE TRUSTEE NOMINEES.

Additional Information About the Trust

As of the Record Date, to the Trust’s knowledge, the name, address and share ownership of each person who may have sole or shared voting or investment power with respect to more than 5% of the Funds’ outstanding shares at the Record Date were as set forth in Appendix A. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Shareholders controlling a Fund could have the ability to vote a majority of the Shares of the Fund on any matter requiring approval of the shareholders of the Fund.

*  *  *  *

Other Matters

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Funds and the Trust.

Investment Adviser

Water Island Capital, LLC is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. John S. Orrico is the President and Chief Investment Officer of the Adviser and a portfolio manager of The Arbitrage Fund. Mr. Orrico holds a controlling interest in the Adviser. Water Island Capital, LLC is located at 41 Madison Avenue, 42nd Floor, New York, New York 10010.

Distributor

Shares of the Funds are offered continuously on a best-efforts basis by ALPS Distributors, Inc. (“ALPS” or the “Distributor”), pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distribution Agreement provides that ALPS, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares. ALPS is not obligated to sell any specific amount of Fund shares. ALPS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (FINRA). The address of ALPS is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Administrator

The administrator to the Funds is State Street Bank and Trust Company, located at State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111 (the “Administrator”). Prior to September 14, 2015, ALPS Fund Services, Inc. (the “Previous Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203 was the administrator to the Funds. The Previous Administrator provided certain administrative services to the Funds pursuant to an Administration, Bookkeeping and Pricing Services Agreement (the “Previous Administration Agreement”) between the Previous Administrator and the Funds. These services included assisting in maintaining office facilities, furnishing clerical services, compiling data for the Funds, preparing and filing certain notices to the SEC, coordinating execution and filing of tax returns by the Funds’ independent accountant, assisting with the preparation of reports to the Funds’ shareholders and registration statements for the Funds, monitoring expense accruals and payment of expenses on proper authorization from the Funds, monitoring the Funds’ status as a regulated investment company, monitoring compliance with the policies and limitations of the Funds as set forth in the prospectus and SAI and generally assisting in the Funds’ operations.

Independent Registered Public Accounting Firm

The Funds have selected Ernst & Young LLP (“Ernst & Young”), Suite 1400, 220 South Sixth Street, Minneapolis, MN, 55402-4509, as independent registered public accounting firm for the fiscal year ending May 31, 2016. Ernst & Young LLP performs an annual audit of the Funds’ financial statements and advises the Funds as to certain accounting and tax matters.

Representatives of Ernst & Young are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions from shareholders if necessary. Representatives of Ernst & Young will be given an opportunity to make statements at the Meeting, if they so desire.

(a) Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $96,300 and $75,700 for fiscal years ended May 31, 2015 and 2014, respectively.

(b) Audit-Related Fees.  There were no fees billed in either of the last two fiscal years for assurance and related services by the Trust’s principal accountant reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under paragraph (a) of this item.

(c) Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $15,700 and $11,300 for the fiscal years ended May 31, 2015 and 2014, respectively. Tax fees for the fiscal years ended May 31, 2015 and 2014 consist of tax compliance services rendered to the Trust. These services include the preparation of federal and state corporate tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees.  There were no fees billed in either of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(l) All services to be performed by the independent accountants must be pre-approved by the Trust’s Audit Committee.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.  The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, and rendered to the Trust’s investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Trust for each of the last two fiscal years of the Trust were $0 and $0 for the fiscal years ended May 31, 2015 and 2014, respectively.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Procedures for Shareholder Communications With Board

The Board will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address.

The Adviser has established procedures with respect to correspondence addressed to the Board or individual Trustees. Copies of all shareholder correspondence shall be forwarded promptly to the Board or individual Trustee, as applicable. The Adviser shall respond to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to the Board or a Trustee, and shall communicate such response to the Board or Trustee to whom the correspondence was addressed.

The Board or an individual Trustee shall respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

Shareholder Proposals

The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act, as amended, or state law. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted to the Trust at its principal office within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid by the Funds. In addition to the use of mails, proxies may be solicited personally or via facsimile, telephone or the internet by Trustees, officers and employees of the Trust, Arbitrage and certain of its affiliates.

Broadridge Financial Solutions, Inc. (“Broadridge”), which is located at 51 Mercedes Way, Edgewood, NY 11717, has been engaged by the Adviser to assist in soliciting at an estimated cost of approximately $180,000, plus printing costs, which will be paid by the Funds.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one proxy card for each account. If you received more than one copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by writing to the Fund at the following address: The Arbitrage Funds, 41 Madison Avenue, 42nd Floor, New York, New York 10010.

Dated: December 24, 2015

Appendix A

Shareholders Who Own 5% or More of the Fund

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of December 2, 2015:

The Arbitrage Fund:

Name and Address	Class R Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-2010	17,572,331.306	49.75%	Record
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	5,686,870.435	16.10%	Record
AMERICAN ENTERPRISE INVESTMENT SVC FBO XXXXXXXX 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	3,396,308.508	9.62%	Record
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	2,773,096.165	7.85%	Record
PERSHING LLC MUTUAL FUNDS 1 PERSHING PLAZA FL 11 JERSEY CITY, NJ 07399-0001	1,829,946.666	5.18%	Record
AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103	1,769,187.936	5.01%	Record

Name and Address	Class I Shares	% Ownership	Type of Ownership
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE, FL 32246-6486	17,226,804.706	15.12%	Record
BNYM IS TRUST CO FBO WRAP CLIENTS 760 MOORE RD KING OF PRUSSIA, PA 19406-1212	14,069,650.949	12.35%	Record

Name and Address	Class I Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-2010	12,485,188.468	10.96%	Record
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	12,168,804.555	10.68%	Record
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	9,347,212.157	8.21%	Record
PERSHING LLC MUTUAL FUNDS 1 PERSHING PLZ FL 11 JERSEY CITY, NJ 07399	7,843,946.365	6.89%	Record

Name and Address	Class C Shares	% Ownership	Type of Ownership
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE, FL 32246-6486	1,003,497.121	38.07%	Record
UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	754,951.955	28.64%	Record
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM)0000CXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	331,868.036	12.59%	Record
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	215,136.584	8.16%	Record

Name and Address	Class A Shares	% Ownership	Type of Ownership
UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	940,106.421	66.90%	Record
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE, FL 32246-6486	135,781.401	9.66%	Record
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	110,686.634	7.88%	Record
PERSHING LLC MUTUAL FUNDS 1 PERSHING PLAZA FL 11 JERSEY CITY, NJ 07399-0001	88,903.778	6.33%	Record

The Arbitrage Credit Opportunities Fund:

Name and Address	Class R Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-2010	1,240,407.641	63.04%	Record
JOHN S ORRICO 41 MADISON AVE FL 42 NEW YORK, NY 10010	285,407.657	14.51%	Beneficial
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	275,296.591	13.99%	Record

Name and Address	Class I Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-2010	2,109,025.861	46.19%	Record
UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	783,223.568	17.15%	Record

Name and Address	Class I Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	747,394.438	16.37%	Record
STRAFE & CO FBO JOHN ORRICO XXXXXXXXX PO BOX 6924 NEWARK, DE 19714	398,551.161	8.73%	Record

Name and Address	Class C Shares	% Ownership	Type of Ownership Record
UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	109,779.219	64.90%	Record
WATER ISLAND CAPITAL LLC ATTN JOHN S ORRICO TRUSTEE 41 MADISON AVE FL 42 NEW YORK, NY 10010	23,706.857	14.01%	Record
LPL FINANCIAL A/C XXXX-XXXX 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	15,081.567	8.92%	Record

Name and Address	Class A Shares	% Ownership	Type of Ownership
UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	57,932.884	92.69%	Record

The Arbitrage Event-Driven Fund:

Name and Address	Class R Shares	% Ownership	Type of Ownership
PERSHING LLC 1 PERSHING PLZ FL 11 JERSEY CITY, NJ 07399-0001	2,946,675.504	21.94%	Record
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	2,794,122.666	20.80%	Record

Name and Address	Class R Shares	% Ownership	Type of Ownership
NFS LLC FEBO FBO ASSETMARK TRUST COMPANY FBO ASSETMARK & MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE, FL 7 PHOENIX, AZ 85012	2,354,816.094	17.53%	Record
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	756,018.313	5.63%	Record
AMERICAN ENTERPRISE INVESTMENT SVC FBO XXXXXXXX 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	681,065.030	5.07%	Record

Name and Address	Class I Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	3,957,821.061	19.56%	Record
AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	2,478,411.009	12.25%	Record
LPL FINANCIAL A/C XXXX-XXXX 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	2,168,129.143	10.72%	Record
NFS LLC FEBO REGIONS BANK 201 MILAN PKWY BIRMINGHAM, AL 35211	2,003,822.923	9.90%	Record

Name and Address	Class C Shares	% Ownership	Type of Ownership
UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	117,418.885	29.45%	Record
LPL FINANCIAL A/C XXXX-XXXX 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	84,614.991	21.22%	Record

Name and Address	Class C Shares	% Ownership	Type of Ownership
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	66,114.769	16.58%	Record
MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	45,877.820	11.51%	Record
PERSHING LLC MUTUAL FUNDS 1 PERSHING PLAZA FL 11 JERSEY CITY, NJ 07399-0001	38,670.709	9.70%	Record
FIRST CLEARING LLC AC XXXXXXXX 2801 MARKET ST SAINT LOUIS, MO 63103-2523	22,940.343	5.75%	Record

Name and Address	Class A Shares	% Ownership	Type of Ownership
UBS WM USA OMNI ACCOUNT M/F; ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	161,041.220	51.33%	Record
PERSHING LLC MUTUAL FUNDS 1 PERSHING PLAZA FL 11 JERSEY CITY, NJ 07399-0001	70,469.518	22.46%	Record
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	37,146.394	11.84%	Record
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	20,165.729	6.43%	Record

The Arbitrage Tactical Equity Fund:

Name and Address	Class R Shares	% Ownership	Type of Ownership
WATER ISLAND CAPITAL LLC ATTN JOHN S ORRICO TRUSTEE 41 MADISON AVE FL 42 NEW YORK, NY 10010	1,000.000	100.00%	Record

Name and Address	Class I Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	86,835.558	52.69%	Record
STRAFE & CO FBO JOHN ORRICO PO BOX 6924 NEWARK, DE 19714	50,066.304	30.38%	Record
WATER ISLAND CAPITAL LLC ATTN JOHN S ORRICO TRUSTEE 41 MADISON AVE FL 42 NEW YORK, NY 10010	27,904.454	16.93%	Record

Name and Address	Class C Shares	% Ownership	Type of Ownership
WATER ISLAND CAPITAL LLC ATTN JOHN S ORRICO TRUSTEE 41 MADISON AVE FL 42 NEW YORK, NY 10010	1,000.000	100.00%	Record

Name and Address	Class A Shares	% Ownership	Type of Ownership
WATER ISLAND CAPITAL LLC ATTN JOHN S ORRICO TRUSTEE 41 MADISON AVE FL 42 NEW YORK, NY 10010	1,000.000	100.00%	Record

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON
TUESDAY, FEBRUARY 2, 2015: The Proxy Statement and the
Notice of Special Meeting are available at www.proxyvote.com.

THE ARBITRAGE FUNDS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE ARBITRAGE FUNDS

The undersigned hereby appoints Jonathon Hickey and Jennifer Avicolli (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the special meeting of shareholders (the “Meeting”) of The Arbitrage Funds (the “Trust”) to be held at the offices Drinker Biddle & Reath LLP, 1177 Avenue of the Americas, 41st Floor, New York, New York 10036 at 1:00 p.m., Eastern time on February 2, 2016 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms what all said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

PROXY TABULATOR P.O. Box 9112 FARMINGDALE, NY 11735	YOUR VOTE IS IMPORTANT
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
Please ensure the address below shows through the window of the enclosed postage-paid return envelope.

The Arbitrage Funds

This proxy is being solicited on behalf of the Board of Trustees of The Arbitrage Funds

1. Election of Trustees	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	☐	☐	☐

Nominees:
01) John C. Alvarado	To withhold authority to vote for any Nominee(s), mark “FOR ALL EXCEPT” and write the number(s) of the Nominee(s) below:
02) Stephen R. Byers
03) Jay N. Goldberg
04) Robert P. Herrmann
05) Burton Lehman
06) John S. Orrico
07) Francis X. Tracy

2. In the discretion of the Proxies, on any other matters that may properly come before the Meeting or any adjournment thereof.

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the Proposal above.

Please sign this proxy in the name of the person holding record ownership of your shares of The Arbitrage Funds as reflected on the Trust’s records and return the proxy card promptly using the enclosed envelope.

Signature (PLEASE SIGN WITHIN BOX) Date	Signature (Joint Owners) Date